Exhibit 99.2



                                     AmREIT
--------------------------------------------------------------------------------
                       Supplemental Financial Information
                                 March 31, 2008
                                   (Unaudited)

                            Table of Contents                             Page #
                            -----------------                             ------
Corporate Profile                                                            1
Consolidated Balance Sheets                                                  2
Consolidated Statements of Operations                                        3
Consolidated Statements of Operations - Segments                           4 - 5

Summary of Operating Results
   Funds From Operations                                                     6
   Dividends - All Classes of Common Shares                                  6
   Rental and Earned Income                                                  7
   Real Estate Operating Revenue                                             7
   Discontinued Operations                                                   8
   Interest Expense                                                          8

Summary Balance Sheet Information
   Common Share Data                                                         9
   Capitalization                                                            9


Debt Information
   Outstanding Balances and Terms                                           10
   Fixed vs. Variable Rate Debt                                             11

Property & Tenant Information
   Property Table                                                           12
   Tenant Concentration                                                     13
   Leasing Activity Report                                                  13
   Lease Expiration Schedule                                                14

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2008. All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT's expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that AmREIT's expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is a full service real estate company dedicated to providing the highest standard of service and value to its clients, partners and investors. For 24 years, AmREIT has delivered on its vision to become the Irreplaceable Corners TM company through investments, acquisitions, value add developments and management of high quality retail and mixed-use properties. AMREIT has more than 1.3 million square feet in various stages of development, re-development or in the pipeline for its advisory funds. AmREIT is headquartered in Houston, Texas and has an office in Dallas, Texas.


Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com



Stock Exchange:

American Stock Exchange - AMY

Consolidated Balance Sheets:
                                                              March 31,      December 31,
                                                                2008             2007
                                                           --------------   --------------
ASSETS
Real estate investments at cost:
   Land                                                    $     130,598    $     130,563
   Buildings                                                     141,413          141,045
   Tenant improvements                                            10,072           10,105
                                                           --------------   --------------
                                                                 282,083          281,713
   Less accumulated depreciation and amortization                (16,858)         (15,626)
                                                           --------------   --------------
                                                                 265,225          266,087
   Real estate held for sale and
       Investment in direct financing leases held for
        sale, net                                                 22,385           22,438
   Net investment in direct financing leases held for
    investment                                                     2,060            2,058
   Intangible lease cost, net                                     12,407           13,096
   Investment in merchant development funds and other
    affiliates                                                    15,305           10,514
                                                           --------------   --------------
       Net real estate investments                               317,382          314,193

Cash and cash equivalents                                            468            1,221
Tenant receivables, net                                            4,782            4,398
Accounts receivable, net                                           1,485            1,251
Accounts receivable - related party                                4,391            5,386
Notes receivable - related party                                   8,819           10,442
Deferred costs                                                     2,390            2,472
Other assets                                                       4,383            4,394
                                                           --------------   --------------
TOTAL ASSETS                                               $     344,100    $     343,757
                                                           ==============   ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Notes payable                                           $     173,905    $     168,560
   Notes payable, held for sale                                   12,692           12,811
   Accounts payable and other liabilities                          6,145            7,699
   Below market leases, net                                        3,266            3,401
   Security deposits                                                 680              674
                                                           --------------   --------------
       TOTAL LIABILITIES                                         196,688          193,145
                                                           --------------   --------------

Minority interest                                                  1,185            1,179

Shareholders' equity:
   Preferred shares, $.01 par value, 10,000,000 shares
    authorized, none issued                                            -                -
   Class A common shares, $.01 par value, 50,000,000
    shares authorized, 6,634,489 and 6,626,559 shares
    issued, respectively                                              66               66
   Class C common shares, $.01 par value, 4,400,000
    shares authorized, 4,154,691 and 4,143,971 shares
    issued and outstanding, respectively                              42               41
   Class D common shares, $.01 par value, 17,000,000
    shares authorized, 11,039,914 and 11,045,763 shares
    issued and outstanding, respectively                             110              110
   Capital in excess of par value                                185,534          185,165
   Accumulated distributions in excess of earnings               (35,639)         (33,365)
   Cost of treasury shares, 337,308 and 292,238 Class A
    shares, respectively                                          (3,886)          (2,584)
                                                           --------------   --------------
       TOTAL SHAREHOLDERS' EQUITY                                146,227          149,433
                                                           --------------   --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $     344,100    $     343,757
                                                           ==============   ==============

Consolidated Statements of Operations:
                                                          Three months ended March 31,
                                                              2008           2007
                                                          ------------   ------------

Revenues:
   Rental income from operating leases                    $     7,673    $     7,054
   Earned income from direct financing leases                      60             59
   Real estate fee income                                         170            694
   Real estate fee income - related party                       1,432            713
   Construction revenues                                          432             97
   Construction revenues - related party                          904            876
   Securities commission income - related party                   525            993
   Asset management fee income - related party                    376            284
                                                          ------------   ------------
       Total revenues                                          11,572         10,770
                                                          ------------   ------------

Expenses:
   General and administrative                                   2,423          2,153
   Property expense                                             1,995          1,728
   Construction costs                                           1,121            861
   Legal and professional                                         443            292
   Real estate commissions                                         37            421
   Securities commissions                                         485            829
   Depreciation and amortization                                1,931          1,941
                                                          ------------   ------------
       Total expenses                                           8,435          8,225
                                                          ------------   ------------

Operating income                                                3,137          2,545

Other income (expense):
       Interest and other income - related party                  274            244
       Income from merchant development funds and other
        affiliates                                               (143)           (12)
       Federal income tax (expense) benefit for taxable
        REIT subsidiary                                            71            148
       Interest expense                                        (2,431)        (2,090)
       Minority interest in income of consolidated joint
        ventures                                                   17              8
                                                          ------------   ------------

Income before discontinued operations                             925            843

Income from discontinued operations, net of taxes                  72            160
Gain on sales of real estate acquired for resale, net
 of taxes                                                           -              -
                                                          ------------   ------------
       Income from discontinued operations                         72            160
                                                          ------------   ------------

Net income                                                        997          1,003

Distributions paid to class B, C and D shareholders            (2,498)        (2,705)
                                                          ------------   ------------

Net loss available to class A shareholders                $    (1,501)   $    (1,702)
                                                          ============   ============

Net loss per class A common share - basic and diluted
   Loss before discontinued operations                    $     (0.25)   $     (0.29)
   Income from discontinued operations                    $      0.01    $      0.03
                                                          ------------   ------------
   Net loss                                               $     (0.24)   $     (0.27)
                                                          ============   ============

Weighted average class A common shares used to
 compute net loss per share, basic and diluted                  6,216          6,320
                                                          ============   ============

Segmented Statements of Operations:
                                                                     Asset Advisory
                                                                ------------------------
For the three months                                                           Merchant
ended March 31, 2008                               Real Estate               Development
($ in 000's)                           Portfolio    Operations   Securities     Funds        Total
                                      -----------  -----------  -----------  -----------  -----------
Rental income                         $    7,733   $      -     $      -     $      -     $    7,733
Real estate fee income                        58        1,473           71          -          1,602
Construction revenues                        -          1,336          -            -          1,336
Securities commission income                 -            -            525          -            525
Asset management fee income                  -            -            -            376          376
                                      -----------  -----------  -----------  -----------  -----------
                   Total revenue           7,791        2,809          596          376       11,572

General and administrative                   312        1,565          506           40        2,423
Property expense                           1,975           20                       -          1,995
Construction costs                           -          1,121          -            -          1,121
Legal and professional                       320           37           86                       443
Real estate commissions                      -             37          -            -             37
Securities commissions                       -            -            485          -            485
Depreciation and amortization              1,930            1          -            -          1,931
                                      -----------  -----------  -----------  -----------  -----------
                   Total expenses          4,537        2,781        1,077           40        8,435

Interest expense                          (2,153)         (28)        (144)        (106)      (2,431)
Other income/(expense)                       164            3           72          (20)         219

Income from discontinued operations           65            7          -            -             72

                                      -----------  -----------  -----------  -----------  -----------
                   Net income (loss)  $    1,330   $       10   $     (553)  $      210   $      997
                                      -----------  -----------  -----------  -----------  -----------

                                                                     Asset Advisory
                                                                ------------------------
For the three months                                                           Merchant
ended March 31, 2007                               Real Estate               Development
($ in 000's)                           Portfolio    Operations   Securities     Funds        Total
                                      -----------  -----------  -----------  -----------  -----------
Rental income                         $    7,113   $      -     $      -     $      -     $    7,113
Real estate fee income                       -          1,407          -            -          1,407
Construction revenues                        -            973          -            -            973
Securities commission income                 -            -            993          -            993
Asset management fee income                  -            -            -            284          284
                                      -----------  -----------  -----------  -----------  -----------
                   Total revenue           7,113        2,380          993          284       10,770

General and administrative                   388        1,215          488           62        2,153
Property expense                           1,693           35                       -          1,728
Construction costs                           -            861          -            -            861
Legal and professional                       234           47           11          -            292
Real estate commissions                      -            421          -            -            421
Securities commissions                       -            -            829          -            829
Depreciation and amortization              1,941          -            -            -          1,941
                                      -----------  -----------  -----------  -----------  -----------
                   Total expenses          4,256        2,579        1,328           62        8,225

Interest expense                          (1,962)        (125)          (3)         -         (2,090)
Other income/ (expense)                      232          135          118          (97)         388

Income (loss) from discontinued
 operations                                  151            9            -          -            160

                                      -----------  -----------  -----------  -----------  -----------
                   Net income (loss)  $    1,278   $     (180)  $     (220)  $      125   $    1,003
                                      -----------  -----------  -----------  -----------  -----------

                                     AmREIT
                          Summary of Operating Results


                                                          Three Months Ended
                                                               March 31,
                                                        ----------------------
Funds From Operations:                                     2008        2007
                                                        ----------  ----------
Income - before discontinued operations                       925         843
Income - from discontinued operations                          72         160
Plus depreciation of real estate assets - from
 operations                                                 1,931       1,941
Plus depreciation of real estate assets - from
 discontinued operations                                        -           3
Adjustments for nonconsolidated affiliates                    294          17
Less gain on sale of real estate acquired for
 investment                                                                 -
Less class B, C & D distributions                          (2,498)     (2,705)
                                                        ----------  ----------
Total Funds From Operations available to class A
 shareholders                                                 724         259
                                                        ==========  ==========

Weighted average Class A shares outstanding                 6,216       6,320
                                                        ==========  ==========

Funds from operations per Class A share                 $    0.12   $    0.04

Dividends:
Class A Common share dividends per share                $    0.12   $    0.12
Class B Common share dividends per share (1)            $       -   $    0.19
Class C Common share dividends per share (2)            $    0.17   $    0.17
Class D Common share dividends per share (3)            $    0.16   $    0.16


(1) The class B common shares received a cumulative preferred dividend, fixed at 8%, payable quarterly. On December 20, 2007, we redeemed our remaining class B common shares at $10.18 per share.
(2) The class C common shares receive a preferred dividend, fixed at 7%, payable monthly. The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010). We have the right to force conversion of the class C common shares into Class A common shares on a one-for-one basis or to redeem the shares at a cash redemption price of $11.00 per share at the holder's option.
(3) The class D common shares receive a fixed 6.5% annual dividend, payable monthly. The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class D common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011). The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

                                                       Three Months Ended
                                                             March 31,
                                                     -----------------------
Rental and Earned Income:                               2008         2007
                                                     ----------   ----------
   Base minimum rent                                 $   5,556    $   5,201
   Earned income from direct financing lease                60           59
   Straight line rent                                       62          148
   Over/Under market rent                                   47           31
   Percentage rent                                           1          (12)
   Tenant reimbursements                                 2,007        1,687
   Lease termination fees                                    0            -
                                                     ----------   ----------
         Total Rental and Earned Income              $   7,733    $   7,113
                                                     ==========   ==========




                                                       Three Months Ended
                                                             March 31,
                                                     -----------------------
Real Estate Operating Revenue:                          2008         2007
                                                     ----------   ----------

Development and construction management fees
    Merchant development funds and affiliates        $      41    $     408
    Unrelated third parties                                 65           66
Leasing and brokerage commissions
    Merchant development funds and affiliates            1,100           98
    Unrelated third parties                                106          628
Property management fees
    Merchant development funds and affiliates              290          207
    Unrelated third parties                                  -            -
                                                     ----------   ----------
              Total Real Estate Operating Revenue    $   1,602    $   1,407
                                                     ==========   ==========

    Percent attributable to merchant development
     funds and affiliates                                   89%          51%
    Percent attributable to unrelated third
     parties                                                11%          49%

                                                       Three Months Ended
                                                     -----------------------
Discontinued Operations                                      March 31,
                                                     -----------------------
                                                        2008         2007
                                                        ----         ----
Rental revenue                                       $      71    $      52
Earned income from DFL                                     444          448
Gain on sale of real estate held for investment              -            -
Gain on sale of real estate held for resale                  -            -
                                                     ----------   ----------
         Total revenues                                    515          500
                                                     ----------   ----------

Property expense                                            71           (6)
Other general and administrative                             -            -
Federal income tax expense (benefit)                         8            8
Legal and professional                                      27            5
Depreciation and amortization                                -            3
Minority interest                                           48           49
Interest expense                                           289          281
                                                     ----------   ----------
         Total expenses                                    443          340
                                                     ----------   ----------
Income from discontinued operations                         72          160
Basic and diluted income from discontinued
 operations per class A common share                 $    0.01    $    0.03




                                                       Three Months Ended
                                                             March 31,
                                                     -----------------------
Interest Expense:                                       2008         2007
                                                        ----         ----
   Interest paid - floating rate                     $     416    $     357
   Interest paid - fixed rate                            1,991        1,725
   Loan cost amortization                                   83           67
   Out-of-market debt amortization                         (59)         (59)
                                                     ----------   ----------
         Total Interest Expense                      $   2,431    $   2,090
                                                     ----------   ----------

                                     AmREIT
                        Summary Balance Sheet Information


                                                   March 31,    December 31,
                                                     2008          2007
                                                 ------------   ------------
Class A Common Share Data:
    Closing market price                         $      7.15    $      7.16

    Dividend yield                                      6.99%          6.98%

    90-day average trading volume                     11,364          9,866


Total Capitalization:

    Debt                                         $   186,597 *  $   181,371
    Class A common shares at market                   45,025         45,354
    Class C common shares as converted                45,702         45,584
    Class D common shares as converted               118,900        118,963
                                                 ------------   ------------
                   Total Capitalization          $   396,223    $   391,272
                                                 ============   ============

    Debt to Total Capitalization                        47.1%          46.4%


* Includes debt associated with assets held for sale in the amount of $12,692 as of March 31,2008

                                     AmREIT
                                Debt Information


                           Amount       Amount
                        Outstanding  Outstanding                  Annual Debt
Description              3-31-2008    12-31-2007   Interest Rate    Service    Maturity Date
---------------------------------------------------------------------------------------------
MacArthur Park          $   13,410    $   13,410        6.17%      $    827      12/1/2008
                        -------------------------
   2008 Maturities      $   13,410    $   13,410


Credit Facility         $   36,054    $   30,439        3.92%      $  1,413     10/30/2009
                        -------------------------
   2009 Maturities          36,054        30,439


Sugarland IHOP          $    1,099    $    1,110        8.25%      $    138       3/1/2011
Sugar Land Plaza             2,250         2,258        7.60%           203      11/1/2011
                        -------------------------
   2011 Maturities      $    3,349    $    3,368


AAA CTL Notes (3)       $   12,692    $   12,811    7.72% - 7.89%  $  1,110   04/2012-08/2012
5115 Buffalo Spdwy.          2,690         2,699        7.58%           241      5/11/2012
                        -------------------------
   2012 Maturities      $   15,382    $   15,510


Cinco Ranch             $    8,122    $    8,158        5.60%      $    601      7/10/2013
Plaza in the Park           17,166        17,243        5.60%         1,270      7/10/2013
                        -------------------------
   2013 Maturities      $   25,288    $   25,401


Uptown Park             $   49,000    $   49,000        5.37%      $  2,631       6/1/2015
                        -------------------------
   2015 Maturities      $   49,000    $   49,000


Southbank - Riverwalk   $   20,000    $   20,000        5.91%      $  1,182       6/1/2016
                        -------------------------
   2016 Maturities      $   20,000    $   20,000


Bakery Square           $    3,634    $    3,704        8.00%      $    571      2/10/2017
Uptown Plaza Dallas     $   19,900    $   19,900        5.64%      $    783       4/1/2017
                        -------------------------
   2017 Maturities      $   23,534    $   23,604

                        -------------------------
Total Maturities (2)    $  186,017    $  180,732
                        =========================


(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of March 31, 2008 remain constant through maturity.

(2) Total maturities above are $580 thousand and $639 thousand less than total debt as reported in our consolidated financial statements as of March 31, 2008 and December 31, 2007, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

(3) The associated assets are held for sale as of March 31, 2008 and December 31, 2007.

Fixed vs. Variable Rate Debt:

                              March 31,     % of     December 31,    % of
                                 2008       Total       2007         Total
                             ---------------------------------------------
Variable rate                $    36,053     19.3%   $    30,439      6.1%

Fixed rate *                     150,544     80.7%       150,932     93.9%
                             -----------    ------   -----------    ------
                             $   186,597    100.0%   $   181,371    100.0%


* Includes debt of $12,692 associated with assets held for sale as of March 31, 2008

                                                              AmREIT
                                                   Property & Tenant Information


Grocery Anchored Shopping Centers                     City          State       GLA           ABR      % Leased
----------------------------------------------------------------------------------------------------------------
   1     AmREIT C-Ranch LP                           Houston         TX        97,297   $   1,237,728        99%
   2     MacArthur Park                              Irving          TX       237,381       3,840,879        97%
   3     Plaza in the Park                           Houston         TX       144,062       2,678,124        97%
================================================================================================================
   3     Grocery Anchored Shopping Centers Total                              478,740   $   7,756,731

Neighborhood Lifestyle & Community
 Shopping Center                                      City          State       GLA           ABR      % Leased
----------------------------------------------------------------------------------------------------------------
   1     Bakery Square                               Houston         TX        34,614   $     851,914       100%
   2     Courtyard on Post Oak                       Houston         TX        13,597         477,361       100%
   3     Sugarland Plaza                            Sugarland        TX        16,750         349,612       100%
   4     Terrace Shops                               Houston         TX        16,395         432,070        89%
   5     Uptown Plaza (including CVS)                Houston         TX        28,000       1,237,769       100%
   6     Uptown Park                                 Houston         TX       169,112       5,216,036       100%
   7     Woodlands Plaza                          The Woodlands      TX        20,018         373,317       100%
   8     Southbank - Riverwalk                     San Antonio       TX        46,673       1,536,786       100%
   9     584 N. Germantown Parkway                   Memphis         TN        15,000         193,903        75%
  10     Uptown Plaza - Dallas                       Dallas          TX        33,840       1,619,906       100%
================================================================================================================
  10     Community Shopping Centers Total                                     393,999   $  12,288,673

Single Tenant (Ground Leases) - Land                  City          State       GLA           ABR      % Leased
----------------------------------------------------------------------------------------------------------------
   1     410-Blanco (Citibank)                     San Antonio       TX         4,439   $     159,979       100%
   2     Carlson Restaurants                         Hanover         MD         6,802         141,674       100%
   3     Darden                                  Peachtree City      GA         6,867          79,366       100%
   4     CVS Corporation (Eckerds at Yorktown)       Houston         TX        13,824         327,167       100%
   5     Fontana Tract - (land)                      Dallas          TX             0               0       100%
   6     Washington Mutual                           Houston         TX         3,685          98,155       100%
   7     Washington Mutual                        The Woodlands      TX         3,685          63,996       100%
   8     Woodlands Ring Road - Ground Leases      The Woodlands      TX        66,349         667,641       100%
================================================================================================================
   8     Single Tenant (Ground Leases) Total                                  105,651   $   1,537,978

Single Tenant (Fee Simple)                            City          State       GLA           ABR      % Leased
----------------------------------------------------------------------------------------------------------------
   1     AFC, Inc.                                   Atlanta         GA         2,583   $     119,279       100%
   2     Advance Auto                                Aurora          IL         7,000    Note (1)(2)(3)(4)    0%
   3     Advance Auto                               St. Louis        MO         7,000    Note (1)(2)(3)(4)    0%
   4     Advance Auto (land)                        Washington       MO             0    Note (1)(2)(3)(4)    0%
   5     McAlister's Deli                           Champaign        IL         7,000         175,392       100%
   6     McAlister's Deli                            Peoria          IL         3,426         151,491       100%
   7     Sunbelt Rental (2 acres of land)           Champaign        IL             0    Note (1)(2)(3)       0%
   8     Carlson Restaurants                         Houston         TX         8,500         215,000       100%
   9     Golden Corral                               Houston         TX        12,000         210,450       100%
  10     Golden Corral                               Humble          TX        12,000         181,688       100%
  11     IHOP Corporation #1483                     Sugarland        TX         4,020         190,116       100%
  12     IHOP Corporation #1737 (5)                Centerville       UT         4,020         163,812       100%
  13     IHOP Corporation #4462 (5)                  Memphis         TN         4,020         179,436       100%
  14     IHOP Corporation #5318                      Topeka          KS         4,020         159,336       100%
================================================================================================================
  14     Single Tenant (Fee Simple) Total                                      75,589   $   1,746,000

Single Tenant (Leasehold)                             City          State       GLA           ABR      % Leased
----------------------------------------------------------------------------------------------------------------
  15     Single Tenant (Leasehold) Total (5)         Various       Various     60,300   $   1,541,172       100%

                             Company Total Sq. Ft.                          1,114,279   $  24,870,554

(1)  Under Development (GLA represents proposed leasable square footage)
(2)  Held for Sale
(3)  Held in joint venture of which we are the managing 50% owner.
(4) Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.
(5) IHOP properties are located in NM, LA, TX, CA, TN, CO, VA, NY, OR, KS, and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 75.0% of which is owned by us, 19.6% of which is owned by AmREIT Income & Growth Corporation, one of our merchant development funds, and the remainder of which is owned by unaffiliated third parties. We have assigned to management approximately 50% of our back-end participation interest in this entity as part of our long-term incentive compensation program. Accordingly, approximately half of the future net cash flows from such participation interest are owned by management.




Top Tenants by revenue concentration for the three months ended March 31, 2008:

                                                    Three months ended
                                                         March 31,
                                           ----------------------------------
Tenant                                         2008                  2007
------                                         ----                  ----
Kroger                                     $        529          $        585
IHOP Corporation*                                   499                   562
CVS                                                 264                   242
Landry's                                            176                   261
Linens N things                                     171                   120
Hard Rock Cafe                                      170                   178
Champps Americana                                   143                   138
Paesanos                                            119                   154
TGI Fridays                                         111                    99
Golden Corral                                        98                    91
                                           ------------          ------------
                                           $      2,280          $      2,430
                                           ============          ============


* $472 of the IHOP Corporation revenues are related to assets which are held for sale as of March 31, 2008.




Leasing Activity for the quarter ended March 31, 2008:


                                                                Rent per sq.ft.
                                                          --------------------------
                              # of leases   Total sq.ft.    New Rent      Old Rent      % Change
                              ------------  ------------  --------------------------  ------------
New leases                          2             2,800       $24.00         N/A

Activity on existing leases:
   Lease renewals                   2             2,841       $35.38       $32.51         8.84%
   Non-renewals                     2             3,078         N/A        $37.46          N/A
   Cancelled leases                 1             1,395         N/A        $24.00          N/A


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

Lease Expirations by Year:


                             Number of
             Expiration        Leases          Square         Percent
                Year          Expiring         Footage        of Total
         --------------------------------------------------------------
                2008              9            19,876           1.88%
                2009             30            79,805           7.54%
                2010             35           135,979          12.84%
                2011             50           188,135          17.77%
                2012             21            66,168           6.25%
                2013             17            70,720           6.68%
                2014              9            36,370           3.44%
                2015              2             7,251           0.68%
                2016             12            56,768           5.36%
                2017              7            47,090           4.45%
                2018              2             2,737           0.26%
                2019              1             4,020           0.38%
                2020              4            75,991           7.18%
                2021              4            89,676           8.47%
                2022              1             4,020           0.38%
                2023              1            63,373           5.99%
                2024              3            21,864           2.07%
                2025              7            45,597           4.31%
                2026              4            16,080           1.52%
                2027              3            12,060           1.14%
                2056              1            15,120           1.43%
          ------------------------------------------------------------
                                223         1,058,700


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